1

Annual Meeting

April 22, 2009

Welcome To

2

“Our Franchise”

3

Total Assets

$181,876

$245,926

$289,428

$285,470

$299,663

$316,418

Dec 31

2004

Dec 31

2005

Dec 31

2006

Dec 31

2007

Dec 31

2008

Mar 31

2009

35%
Increase

18%
Increase

7%
Increase

1%
Decrease

6%
Increase

  ( in thousands)

5%
Increase

4

Net Income

Year

Net Income

Change From Prior Year

2004

$1,359

+  16%

2005

  $2,115 *

+   56%

2006

$2,198

+    4%

2007

       $382 **

-

   83%

2008

$

1,566

+ 310

%

*Includes the benefit of a one time $449,000 reversal of the valuation allowance for taxes

** Includes a one time $1,200,000 write off of goodwill and a $830,000 increase in loan loss provisions over the prior year

  ( in thousands)

5

Quarterly Net Income

2005

2006

2007

2008

2009

1

st

Qtr.

$ 262

$ 475

$520

$444

$

619

***

2

nd

Qtr.

  345

485

  536

  367

3

rd

Qtr.

  457

573

  504

  425

4

th

Qtr.

1,051*

665

(1,178)**

330

*    Includes a benefit of a one time $449,000 reversal of the valuation allowance for taxes

**  Includes a one time $1,200,000 write off of goodwill and a $836,000 increase in loan loss provisions over the prior year’s 4 th quarter

*** Includes a one-time after-tax benefit of $473,000 related to the death of the Bank’s founding

     CFO and a $380,000 increase in loan loss provisions over the prior year.

  ( in thousands)

6

Loan Growth

$108,355

$172,487

$190,479

$204,402

$207,344

Mar 31 2004

Mar 31 2006

Mar 31 2007

Mar 31 2008

Mar 31 2009

20%
Increase

31%
Increase

10%
Increase

1%
Increase

7%
Increase

  ( in thousands)

7

Loan Mix

Consumer

24%

Mortgage

5%

Commercial

71%

March 31, 2009

8

Non performing loans

0%

0

12/31/2004

0%

0

12/31/2005

.15%

282

12/31/2006

1.46%

3,036

12/31/2007

.65%

1,365

12/31/2008

.06%

% total
loans

$000’s

Date

127

03/31/2009

9

Net Interest Margin

3.69%

1Q 2009

4.31%

2005

4.15%

2006

4.02%

2007

4.12%

2008

10

$255,142

$239,203

$258,181

$211,939

$168,265

$143,862

$188,574

$214,572

$205,801

$200,322

Mar 2005

Mar 2006

Mar 2007

Mar 2008

Mar 2009

Deposits

Total Deposits

Core Deposits

26%
Increase

31%
Increase

14%
Increase

20%
Increase

4%
Decrease

15%
Increase

8%
Increase

22%
Increase

3%
Decrease

6%
Decrease

  ( in thousands)

11

Deposit Mix

90%

$20,731

$141,846

$45,667

12/31/2005

86%

$35,616

$163,590

$51,015

12/31/2006

87%

$31,428

$159,462

$53,783

12/31/2007

77%

$57,858

$140,945

$50,957

12/31/2008

78%

$57,859

$147,303

$53,019

  3/31/2009

Core Deposits as a
% of Total Deposits

Time
Deposits

NOW/Money
Market/Savings

Demand

  ( in thousands)

12

Number of Accounts

2,063

5,965

2,218

6,388

2,045

1,898

961

4,278

878

5,119

1,314

1,253

1,769

2,097

6,532

Transaction Accounts

Savings and MMA

Time Deposit

Mar 31, 2005

Mar 31, 2006

Mar 31, 2007

Mar 31, 2008

Mar 31, 2009

24%

Inc

20%

Inc

17%

Inc

7%

Inc

2%

Inc

13%

Inc

9%

Inc

8%

Inc

8%

Dec

3%

Inc

7%

Dec

9%

Inc

50%

Inc

5%

Dec

41%

Inc

13

Paramount Checking

$104,515

$95,499

$82,593

$77,737

$75,723

1,174

1,305

1,592

1,736

1,952

Mar 2005

Mar 2006

Mar 2007

Mar 2008

Mar 2009

Total Balances

Number of Accounts

16%
Increase

3%
Increase

19%
Increase

15%
Increase

34%
Increase

11%
Increase

14%
Decrease

12%
Increase

9%
Decrease

22%
Increase

  ( in thousands)

14

Paramount Checking - continued

Average Balance Per Account

$65,650

$55,011

$42,312

$64,500

$59,569

Mar 2005

Mar 2006

Mar 2007

Mar 2008

Mar 2009

4%
Increase

8%
Decrease

10%
Increase

16%
Decrease

23%
Decrease

15

Escrow Ease

$39,276

$35,625

$32,757

$33,132

$36,360

Dec 2005

Dec 2006

Dec 2007

Dec 2008

Mar 2009

Total Balances

  ( in thousands)

316%
Increase

9%
Decrease

1%
Decrease

9%
Increase

10%
Increase

16

Escrow Ease - continued

1,663

1,100

1,133

1,472

1,623

Dec 2005

Dec 2006

Dec 2007

Dec 2008

Mar 2009

Number of Client Accounts

30%
Increase

72%
Increase

3%
Increase

10%
Increase

2%
Increase

17

21,341

19,646

18,530

19,140

20,092

12,272

16,262

19,949

20,699

22,469

Mar 2005

Mar 2006

Mar 2007

Mar 2008

Mar 2009

Transaction Activity

Teller Transactions

Per Month

ACH Transactions

Per Month

8%
Increase

5%
Increase

34%
Increase

33%
Increase

6%
Increase

23%
Increase

6%
Decrease

9%
Increase

8%
Decrease

4%
Increase

18

Capital Ratios – Holding Company

Actual

Well Capitalized

December 31, 200

8

Amount

Ratio

Amount

Ratio

Total Capital (to risk-weighted assets)

$

39

,

579

15

.

83

%

$

25

,

001

>

10.

00%

Tier I Capital (to risk-weighted assets)

36

,

760

14

.

70

15

,

001

>

6

.00

Tier I Capital (to average assets)

36

,

760

12

.

57

14

,

623

>

5

.00

  ( in thousands)

19

Capital Issued under TARP

On January 16, 2009 SOMH Issued “TARP Preferred”

$7.4 million in capital proceeds to Holding Company

163,065 warrants to purchase common stock at $6.82

Reasons for Issuing

Perception that only the strongest community banks would be approved

Provided Bank with additional capital to withstand deep and sustained recession

Encouraged by the regulators to participate

Possibly provide greater access to acquisitions of troubled banks

On April 2, 2009, We Filed Notice with our Regulators to Redeem

Market perception for recipients changed from “the Strongest” to “Bailout”

More oversight of lending activities than anticipated

Post issuance market view more as debt, less as capital

Prohibits dividend increases and stock repurchases.

20

Sullivan Financial Services, Inc.

a subsidiary of Somerset Hills Bank

Headquarters

             100 Executive Drive, Suite 140

             West Orange, NJ 07052

              Phone:          973-325-5000

              Fax:                             973-736-7947

21

Sullivan Financial Services, Inc.
 Products and Services

Conventional Mortgage Loans

Fixed and Adjustable Rate Loans

FHA/VA Loans

Jumbo Mortgages

1st Time Buyer Programs

Reverse Mortgages

No Cost Refinances

22

Sullivan Financial Services, Inc.
 Loan Volume

2005

2006

2007

2008

Q1 2009

Closings

$311,273,000

$293,329,000

$232,705,000

$168,625,000

$44,028,000

Closings

1,091

1,132

781

428

116

23

Somerset Hills Wealth Management, LLC

For the Individual:

Financial Planning

Investment Management

Estate Review

Life, Health & Long Term Care
Insurance

24

Somerset Hills Wealth Management, LLC

For the Business Owner:

Business Succession Planning

Buy-Sell & Key Person
Agreements

Retirement Plans & Group
Insurance

25

Somerset Hills Wealth Management, LLC

Pre-Tax Income

$38

$52

$74

$95

$88

2004

2005

2006

2007

2008

  ( in thousands)

37%
Increase

42%
Increase

28%
Increase

7%
Decrease

26

Somerset Hills Title Company, LLC

PROVIDING TITLE SERVICE IN CONNECTION WITH THE
CLOSING OF REAL ESTATE TRANSACTIONS

2005

2006

2007

2008

Total

Transactions

62

36

58

42

Amount of

Closed

Transactions

$57 Million

$55 Million

$34 Million

$22 Million

Pre

-

Tax

Income

$64,000

$101,000

$45,000

$18,000

27

Looking at 2009
              Realize on existing franchise

Focus on credit quality and

   liquidity

Cross Sell Opportunities

Expense Management

Re-price and retain CD

   customers from ’08

Continue to grow core

   deposits/number of customers

28

Updated in 2009

              https://www.somersethillsbank.com

29

Continued Rollout in 2009

Remote Deposit Capture Product

    Competitively necessary

    Opens new markets at minimal costs

    Immediate cost savings

$0.05 per quarter

Cash Dividend

30